SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                             TIBERON RESOURCES LTD.
                (Name of Registrant As Specified in Its Charter)

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[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:______________________________________________

         2) Aggregate number of securities to which transaction applies:______________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  ------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:
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         5) Total fee paid:
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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
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previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:_______________________________

         2)       Form, Schedule or Registration Statement No.:_________

         3)       Filing Party:_________________________________________

         4)       Date Filed:___________________________________________





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                              TIBERON RESOURCES LTD
                     11930 Menual Boulevard, N.E., Suite 107
                          Albuquerque, New Mexico 87112

                              INFORMATION STATEMENT

              CORPORATE ACTION TO BE TAKEN EFFECTIVE JULY 31, 2000


                                  INTRODUCTION

This Information Statement will be first sent or given to shareholders on or about July 11, 2000, in connection with corporate action to be taken effective July 31, 2000. Tiberon Resources Ltd. (the "Company") has adopted Articles of Amendment to its Articles of Incorporation ("Articles of Amendment") which have an effective date of July 31, 2000.

                       **WE ARE NOT ASKING YOU FOR A PROXY
                AND YOU ARE REQUESTED NOT TO SEND US A PROXY.**

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

Shareholders of the Company have adopted the Articles of Amendment by means of a written consent dated June 19, 2000. On that date, 8,050,000 Common Stock were issued and outstanding.

VOTING RIGHTS AND REQUIREMENTS

Consent from the holders of a majority of the shares outstanding were required to adopt the Articles of Amendment.

PRINCIPAL SECURITY HOLDERS

The following table sets forth information, as June 19, 2000, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and by directors and officers of the Company, both individually and as a group:

BENEFICIAL OWNERS                                 RELATIONSHIP TO               SHARES OWNED            PERCENT OF
                                                      COMPANY               BENEFICIALLY AND OF          CLASS (1)
                                                                                   RECORD

Abney Trading S A                                                                 700,000                  8.69%
c/o Lillian de Leveaux
94 Dowdeswell Street
P.O. Box N-31114
Nassau, Bahamas



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BENEFICIAL OWNERS                                 RELATIONSHIP TO               SHARES OWNED            PERCENT OF
                                                      COMPANY               BENEFICIALLY AND OF          CLASS (1)
                                                                                   RECORD


Sheila Andrews                                                                    700,000                  8.69%
Blue Cotil
Samares Inner Road
St. Clement, Jersey, C. I.

Aurora Marketing Limited                                                          700,000                  8.69%
c/o Madeline Gray
P.O. Box N-10741
Oakes Field
Nassau, Bahamas

Breadstone Investments Ltd                                                        600,000                  7.45%
c/o Isaac Collie
21 East Drive, Garston
Watford, Herts, WD2 6AH
United Kingdom

But Sup But International                                                         700,000                  8.69%
c/o Shelly Johnson
P.O. Box N-7521
Suite 61 Grosvenor Close
Shirely Street
Nassau, Bahamas

Cede & Co.                                                                        228,000                  2.83%
Box 20 Bowling Green Station
New York, New York  10004

Derb Engineering                                                                  700,000                  8.69%
c/o Ian Fox
#700-1190 Melville Street
Vancouver, B.C.  V6E 3W1
Canada

Phyllis Grant                                                                     600,000                  7.45%
#103-1140 Castle Crescent
Pot Coquitlam, B.C.
Canda

Liberty Holdings Limited                                                          700,000                  8.69%
c/o Janeen Curtis
#13 St. Thomas Road
P.O. Box N-7964
Nassau, Bahamas


Tiberon Resources Ltd. Information Statement - Page 2

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BENEFICIAL OWNERS                                 RELATIONSHIP TO               SHARES OWNED            PERCENT OF
                                                      COMPANY               BENEFICIALLY AND OF          CLASS (1)
                                                                                   RECORD

Ruth Pearce                                                                       700,000                  8.69%
25 Steyne Street
Bognor Regis, Sussex POS 1TJ
United Kingdom

Charles Phillips                                                                  692,000                  8.60%
55 Lateward Road
Brentford, Middlesex TW8OPL
United Kingdom

Andres Robinson                                                                   500,000                  6.21%
22 Le Bernage, Longueville
St. Thomas, Jersey, C.I.

Leroy Halterman
Tiberson Resources Ltd.                            Sole Director                     0                       -
11930 Menaul Blvd. N.E. # 107
Albuquerque, New Mexico
87112

Reg Handford
Tiberon Resources Ltd.                         President, Secretary                  0                       -
11930 Menaul Blvd. N.E., # 107                     and Treasurer
Albuquerque, New Mexico
87112

Officers and Directors as a group                                                    0                       -
(2 persons)


(1)      Based on 8,050,000 shares outstanding.
(2)      CEDE & Co. holds the shares in nominee name on behalf of broker-dealer firms.




CHANGES IN CONTROL

No arrangements are known to the Company, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.










Tiberon Resources Ltd. Information Statement - Page 3

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ARTICLES OF AMENDMENT

On May 11, 2000, the Company entered into a Share Exchange Agreement ("Agreement") with CD Promo, Ltd., a corporation organized under the laws of England. CD Promo, Ltd. is a company that intends to produce compact disks (CDs) to be used as multi-media marketing configurations for a variety of businesses. CD Promo, Ltd. also owns and holds the rights to a significant number of registered domain names for use on the Internet. Although the Company is continuing its due diligence of CD Promo, Ltd., and has not closed on the transaction, the Company has determined to amend its Articles of Incorporation to change its name to "ePromo.com".









Tiberon Resources Ltd. Information Statement - Page 4